                                ESCROW AGREEMENT

     This ESCROW AGREEMENT, is dated as of December 16, 2005 ("Agreement"), by and between Chief Consolidated Mining Company, an Arizona corporation
("Company"), and Pepper Hamilton LLP, a Pennsylvania limited liability partnership ("Escrow Agent").

                                    RECITALS

     WHEREAS, the Company proposes to place ("Placement"), up to $2,500,000 principal amount of Convertible Debentures ("Debentures") with Dimeling
Schreiber & Park Reorganization Fund II, a private investment partnership and current shareholder of the Company located at 1629 Locust Street, Philadelphia,
PA 19103 ("Purchaser");

     WHEREAS, in connection with the Placement, the Company desires to establish an escrow account ("Escrow Account") with the Escrow Agent for the purpose of holding the funds received from the Purchaser ("Placement Funds"), for the purchase of the Debentures;

     WHEREAS, with the Placement Funds held in escrow, the Company intends to contact its various creditors to solicit their individual acceptances
(collectively, "Acceptances"), of an amount to be paid to each in complete settlement of such creditor's receivable due (collectively, "Receivables");

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is acknowledged by each of the parties hereto, the Company and the Escrow Agent hereby agree as follows:

                              TERMS AND CONDITIONS

     1. Appointment of Escrow Agent. The Company hereby appoints the Escrow
Agent to act as agent on its behalf pursuant to the terms and conditions of this
Agreement, and the Escrow Agent hereby consents to and accepts its appointment in such capacity in accordance with the terms and conditions set forth in this
Agreement.

     2. Establishment of Escrow Account. The Escrow Agent shall deposit the
Placement Funds in an interest-bearing account maintained with Wachovia Bank and agrees to hold and dispose of the Placement Funds in accordance with the terms and conditions of this Agreement. Amounts may be wired to the Escrow Agent to be held under this Agreement, in accordance with the following wire instructions:

           Account Name:      Pepper Hamilton LLP Client Trust Account (Chief
                              Consolidated Mining Company)
           Account Number:    2100013009297
           ABA Routing No.:   031201467

     3. Duties of Escrow Agent. The Escrow Agent shall have no duties or obligations hereunder except those specifically set forth herein, and such duties and obligations

shall be determined solely by the express provisions of this Agreement. In connection with its duties hereunder, the Escrow Agent shall have no responsibility for the genuineness or validity of any document or other item, including, without limitation, any written notice, instruction, request, consent, certificate, order, affidavit, letter, telegram or other document deposited with or delivered to it and shall be conclusively protected and shall have no liability for acting in accordance with any of the foregoing documents or items furnished to it hereunder and believed by it to be genuine and to have been signed by the proper party or parties. The Escrow Agent shall not be liable for anything it may do or refrain from doing in connection with its duties hereunder including, without limitation, any mistake of fact or error of judgment or any act or omission of any kind, except as a result of its own gross negligence, willful misconduct or bad faith. The Escrow Agent may consult with legal counsel at the cost and expense of the Company in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and be fully protected in respect of any action taken or omitted by it, in good faith, on the advice of such counsel.
The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement, unless in writing and signed by the parties hereto. If the Escrow Agent is uncertain as to its duties or rights under this Agreement or receives instructions, claims or demands from the Company or any other person or entity that, in its opinion, conflict with any of the provisions of this Agreement, it may refrain from taking any action other than to keep safely all property held in escrow until it is directed otherwise in writing by the Company or by a final, unappealable order or judgment of a court of competent jurisdiction in the Commonwealth of
Pennsylvania. The Escrow Agent shall have no liability on account of following the instructions contained in or given in accordance with this Agreement or written instructions given by the Company or set forth in an order or judgment of a court of competent jurisdiction in the Commonwealth of Pennsylvania. The
Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings that may be instituted against it in respect of the subject matter of such instructions, unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

     4. Construction of Instruments by Escrow Agent. The Escrow Agent shall not be required to act in respect of the Placement Funds deposited in the Escrow
Account, except in accordance with this Agreement.

     5. Indemnity of Escrow Agent. The Company agrees to indemnify, defend and hold harmless the Escrow Agent, its affiliates, and its officers, partners, employees, successors, assigns, attorneys and agents (each an "Indemnified
Party") from and against any and all liabilities, losses, damages, costs, expenses, penalties, demands, claims, actions, judgments, suits, and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of an Indemnified Party for legal counsel, whether in-house or engaged, and the reasonable legal costs and expenses of defending against any of the foregoing) that may be suffered or incurred by an
Indemnified Party as a result of anything such Indemnified Party may do or refrain from doing in connection with the performance of the Escrow Agent's duties as Escrow Agent hereunder, relating to or arising out of the Escrow
Agreement or any of the transactions contemplated herein; provided that the foregoing indemnification shall not extend to the gross negligence, bad faith or willful misconduct of an Indemnified Party. Promptly after the receipt by the
Escrow Agent or an Indemnified Party of notice of any demand or claim or the commencement of any action, suit or proceeding, the

                                       -2-

Escrow Agent shall, if a claim in respect thereof is to be made against the
Company, notify the Company thereof in writing. The indemnification obligation of the Company shall survive any termination of this Agreement, or the Escrow
Account, or of the Escrow Agent's services hereunder.

     6. Fees and Expenses of Escrow Agent. The Escrow Agent shall be compensated by the Company at its hourly rate for attorneys or other involved persons and shall be reimbursed by the Company for all out-of-pocket expenses, disbursements and advances incurred by it in connection with the performance of its duties hereunder from the Placement Funds. The obligations of the Company under this provision to compensate the Escrow Agent and to pay or reimburse the Escrow
Agent for reasonable expenses, disbursements and advances shall survive the earlier of the termination of this Agreement or the Escrow Agent's services hereunder.

     7. Escrow Period and Term of Agreement. The escrow period ("Escrow Period")
shall begin with the deposit of the Placement Funds into the Escrow Account by the Purchaser and shall terminate upon the earliest to occur of the following:

          a. 5:00 p.m. EST time on June 30, 2006 (the "Initial Termination
Date"), unless extended to a time not later than December 31, 2006 (the "Final
Termination Date") pursuant to the Extension Notice in the form of Exhibit A
(attached hereto), signed by the Company and delivered to the Escrow Agent prior to 5:00 p.m. EST time on June 30, 2006 (the Initial Termination Date or the
Final Termination Date, as applicable, being referred to herein as the
"Termination Date"), whereupon the remaining Placement Funds shall be disbursed as set forth in Section 8 hereof.

          b. The Company understands and agrees that during the Escrow Period, the Company shall not be entitled to any funds on deposit in the Escrow Account
(except as released to the Company pursuant to Section 8 hereof), and no such funds shall become the property of the Company or any other person or entity, nor shall such funds be subject to the debts of the Company or any other person or entity (except as released on behalf of the Company or to the Company pursuant to Section 8 hereof).

     8. Disbursement From the Escrow Account. During the Escrow Period, the
Placement Funds shall be released from escrow as follows:

          a. Upon deposit of the Placement Funds into the Escrow Account, an amount of Twenty-six Thousand Dollars ($26,000) shall be released and paid to the order of the Escrow Agent as compensation for services to the Company.

          b. Upon deposit of the Placement Funds into the Escrow Account, an amount of Twenty-five Thousand Dollars ($25,000) shall be released and paid to the order of Hansen Barnett & Maxwell, Attention Doug Hawkes, as compensation for services to the Company.

          c. Upon deposit of the Placement Funds into the Escrow Account, an amount of Two Thousand Dollars ($2,000) shall be released and paid to the order of John Henderson as compensation for services to the Company.

                                       -3-

          d. Upon deposit of the Placement Funds into the Escrow Account, an amount of Twenty Thousand Dollars ($20,000) shall be released and paid to the order of Mellon Investment Services, as transfer agent, for the Company's class of common stock as compensation for services to the Company.

          e. Upon receipt of a written request for disbursement executed by the
Company in connection with future legal, accounting, transfer agent or regulatory fees and expenses incurred on behalf of the Company, such disbursement amounts as requested shall be released and paid in accordance with such written requests.

          f. Upon receipt of a written request for disbursement executed by the
Company, accompanied by a written certification from the Company that it has received Acceptances aggregating more than fifty percent (50%) of the unsecured
Receivables outstanding as of the date hereof ("Receivable Certification"), all remaining Placement Funds shall be released and paid to the Company, plus any interest earned thereon.

          g. A request for disbursement from the Escrow Account submitted by the
Company shall be in substantially the same form as Exhibit B (attached hereto).
The Escrow Agent shall not be responsible for evaluating the truth or sufficiency of the summary statement or the Company's request(s) for disbursement.

     9. Controversies. The Escrow Agent shall not be required to resolve any controversy between the Company and the Purchaser, or any controversy involving any third party, whether the same involves questions or law or fact, nor shall the Escrow Agent be required to take any action in connection therewith. In the event of any such controversy, the Escrow Agent shall (i) hold the Placement
Funds until such time as the Escrow Agent has received notice executed by the
Company, and any such third party, that such controversy has been settled by agreement or a certified copy of a final judgment, beyond all appeal periods, entered by a court of competent jurisdiction resolving such controversy, or (ii)
deposit the Placement Funds into court. Without limiting the foregoing, the
Escrow Agent may, in its sole discretion, institute such interpleader or other proceedings as it may deem proper.

     10. Successor Escrow Agent. If the Escrow Agent becomes unable to act before full and final disbursement of all Placement Funds, the Company agrees that a principal of Pepper Hamilton LLP, reasonably acceptable to the Company, shall be appointed as successor escrow agent.

     11. Resignation of Escrow Agent. The Escrow Agent may resign hereunder, at any time, in its sole discretion, by giving prior written notice thereof to the
Company; provided, however, the Escrow Agent shall not be permitted to resign unless and until a successor escrow agent shall have been designated and approved by the Company, and the Escrow Agent shall deliver the Placement Funds to any such escrow agent selected by the Company as notified to the Escrow Agent in writing.

     12. Termination of Escrow Agreement. Upon release and delivery of all of the Placement Funds under this Escrow Agreement, this Escrow Agreement shall be automatically cancelled and all rights and obligations of the parties hereto shall automatically

                                       -4-

cease and terminate. The Company shall release and discharge the Escrow Agent from any and all responsibility and/or liability arising out of its execution and performance under this Agreement and shall execute written notice of such release and discharge in the form of Exhibit C.

     13. Notices. All notices, demands and communications provided for herein or made hereunder shall be delivered, mailed first class with postage prepaid or sent by facsimile transmission, addressed in each case as follows, until another address shall have been designated in a written notice given in like manner, and shall be deemed to have been given or made when so delivered or mailed or sent by facsimile transmission:

    if to the Company:        Chief Consolidated Mining Company
                              c/o Dimeling Schreiber & Park
                              1629 Locust Street
                              Philadelphia, PA 19103
                              Attention: Richard Schreiber
                              Facsimile No.: (215) 546-5398

    if to the Escrow Agent:   Pepper Hamilton LLP
                              600 Fourteenth Street, NW
                              Washington, DC 20005-2004
                              Attention: Robert B. Murphy, Esquire
                              Direct Facsimile No.: (202) 318-6225
                              General Facsimile No.: (202) 220-1665

     14. Entire Agreement. This Agreement constitutes the entire and whole agreement and understanding between the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings relating to the subject matter hereof.

     15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns, but shall not be assignable by any party hereto without the prior written consent of the other party hereto.

     16. Amendments, Modification or Waiver. No amendment, modification or waiver of this Agreement or any provision hereof shall be binding or effective for any purpose unless it is made in a writing signed by the party against whom enforcement of such amendment, modification or waiver is sought. A waiver of a right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

     17. Interpretation. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     18. Severability. Whenever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or

                                       -5-

unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein, unless the deletion of such provision or provisions would result in such a material change as to cause the performance hereof to be unreasonable.

     19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles.

     20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement and shall become binding when one or more counterparts have been signed and delivered by each of the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]

                                       -6-

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first above written.

                                        CHIEF CONSOLIDATED MINING COMPANY

                                        By:
                                           -------------------------------------
                                           Name: Richard Schreiber
                                           Title: President

                                        PEPPER HAMILTON LLP, as Escrow Agent

                                        By:
                                           -------------------------------------
                                           Name: Robert B. Murphy, Esquire
                                           Title: Partner

                                       -7-